                                                               EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             12/2002 DISTRIBUTION REPORT

SERIES:  wamms 2002-ms1                                WEIGHTED AVERAGE PC RATE:    6.47821%
POOL NUMBER:  Group 1 = 1818
____________________________________________________________________________________________

ISSUE DATE:  01/31/2002
CERTIFICATE BALANCE AT ISSUE:    $376,531,676.04

                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                     678                         $277,942,332.15
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                     $257,044.31
Unscheduled Principal Collection/Reversals                            $58,325.20
Liquidations-in-full                                      60      $24,808,426.53
Net principal Distributed                                         $25,123,796.04    ($25,123,796.04)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                        618                         $252,818,536.11

SCHEDULED INTEREST AT MORTGAGE RATE:                               $1,609,829.04

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                    $109,081.27

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                            $26,624,543.81

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             12/2002 DISTRIBUTION REPORT

SERIES:  wamms 2002-ms1                                WEIGHTED AVERAGE PC RATE:    6.47821%
POOL NUMBER:  Group 1 = 1818
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________

                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________

    $25,123,796.04     $1,500,747.77             $0.00     $1,500,747.77             $0.00    $26,624,543.81

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard          $8,758,086.00             $0.00             $0.00             $0.00     $8,758,086.00
Bankruptcy Bond
   Single-Units           $212,147.00             $0.00             $0.00             $0.00       $212,147.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase     $8,758,086.00             $0.00             $0.00             $0.00     $8,758,086.00

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________

    9      $3,572,853.69         2        $831,304.31         1        $283,167.27

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    1        $283,167.27         0              $0.00         0              $0.00

The Class Principal Balances of each Class of the Class CB1, CB2, CB3, CB4,
CB5, CB6 Certificates immediately after the principal and interest distribution on 12/25/2002 are as follows:

                Class       Class Principal Balance
                CB1               $13,875,465.34
                CB2                $5,203,301.49
                CB3                $3,468,865.35
                CB4                $1,734,434.16
                CB5                $1,734,433.17
                CB6                $1,734,434.78
                              __________________
                Total             $27,750,934.28
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of November 31, 2002):

SERIES:  2002-ms1               POOL NUMBER:  Group 1 = 1818

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------

Dollar Amount:       $252,818,536.11**        $4,404,158.00***        $3,572,853.69***
Number:                          839                     11                       9
% of Pool:                    100.00%                  1.74%                   1.41%
(Dollars)
% of Pool:                    100.00%                  1.31%                   1.07%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------

Dollar Amount:          $831,304.31***                $0.00***                $0.00***
Number:                           2                       0                       0
% of Pool:                    0.33%                    0.00%                   0.00%
(Dollars)
% of Pool:                    0.24%                    0.00%                   0.00%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------

Dollar Amount:                $0.00***
Number:                           0
% of Pool:                     0.00%
(Dollars)
% of Pool:                     0.00%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all December 01, 2002 scheduled payments and November 01, 2002 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
November 31, 2002.

Trading Factor, calculated as of distribution date : 0.28866871.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including December 01, 2002, and unscheduled prepayments in months prior to December ) can be calculated.

                                                               EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             12/2002 DISTRIBUTION REPORT

SERIES:  wamms 2002-ms1                                WEIGHTED AVERAGE PC RATE:    6.25035%
POOL NUMBER:  Group 2 = 1819
____________________________________________________________________________________________

ISSUE DATE:  01/31/2002
CERTIFICATE BALANCE AT ISSUE:    $300,006,640.45

                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                     521                         $226,752,613.46
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                     $214,413.79
Unscheduled Principal Collection/Reversals                            $69,759.33
Liquidations-in-full                                      46      $19,147,106.98
Net principal Distributed                                         $19,431,280.10    ($19,431,280.10)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                        475                         $207,321,333.36

SCHEDULED INTEREST AT MORTGAGE RATE:                               $1,291,397.31

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                    $110,062.85

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                            $20,612,614.56

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             12/2002 DISTRIBUTION REPORT

SERIES:  wamms 2002-ms1                                WEIGHTED AVERAGE PC RATE:    6.25035%
POOL NUMBER:  Group 2 = 1819
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________

                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________

    $19,431,280.10     $1,181,334.46             $0.00     $1,181,334.46             $0.00    $20,612,614.56

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard          $8,758,086.00             $0.00             $0.00             $0.00     $8,758,086.00
Bankruptcy Bond
   Single-Units           $212,147.00             $0.00             $0.00             $0.00       $212,147.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase     $8,758,086.00             $0.00             $0.00             $0.00     $8,758,086.00

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________

    5      $2,351,106.77         0              $0.00         0              $0.00

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    0              $0.00         0              $0.00         0              $0.00

The Class Principal Balances of each Class of the Class CB1, CB2, CB3, CB4,
CB5, CB6 Certificates immediately after the principal and interest distribution on 12/25/2002 are as follows:

                Class       Class Principal Balance
                CB1               $13,875,465.34
                CB2                $5,203,301.49
                CB3                $3,468,865.35
                CB4                $1,734,434.16
                CB5                $1,734,433.17
                CB6                $1,734,434.78
                              __________________
                Total             $27,750,934.28
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of November 31, 2002):

SERIES:  2002-ms1               POOL NUMBER:  Group 2 = 1819

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------

Dollar Amount:       $207,321,333.36**        $2,351,106.77***        $2,351,106.77***
Number:                          632                      5                       5
% of Pool:                    100.00%                  1.13%                   1.13%
(Dollars)
% of Pool:                    100.00%                  0.79%                   0.79%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------

Dollar Amount:                $0.00***                $0.00***                $0.00***
Number:                           0                       0                       0
% of Pool:                    0.00%                    0.00%                   0.00%
(Dollars)
% of Pool:                    0.00%                    0.00%                   0.00%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------

Dollar Amount:                $0.00***
Number:                           0
% of Pool:                     0.00%
(Dollars)
% of Pool:                     0.00%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all December 01, 2002 scheduled payments and November 01, 2002 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
November 31, 2002.

Trading Factor, calculated as of distribution date : 0.23671991.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including December 01, 2002, and unscheduled prepayments in months prior to December ) can be calculated.

                                                               EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             12/2002 DISTRIBUTION REPORT

SERIES:  wamms 2002-ms1                                WEIGHTED AVERAGE PC RATE:    6.27728%
POOL NUMBER:  Group 3 = 1820
____________________________________________________________________________________________

ISSUE DATE:  01/31/2002
CERTIFICATE BALANCE AT ISSUE:    $199,270,283.49

                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                     356                         $154,750,714.89
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                     $148,968.19
Unscheduled Principal Collection/Reversals                            $62,247.60
Liquidations-in-full                                      22       $9,067,694.11
Net principal Distributed                                          $9,278,909.90     ($9,278,909.90)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                        334                         $145,471,804.99

SCHEDULED INTEREST AT MORTGAGE RATE:                                 $873,031.02

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                     $63,148.99

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                            $10,088,791.93

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             12/2002 DISTRIBUTION REPORT

SERIES:  wamms 2002-ms1                                WEIGHTED AVERAGE PC RATE:    6.27728%
POOL NUMBER:  Group 3 = 1820
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________

                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________

     $9,278,909.90       $809,882.03             $0.00       $809,882.03             $0.00    $10,088,791.93

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard          $8,758,086.00             $0.00             $0.00             $0.00     $8,758,086.00
Bankruptcy Bond
   Single-Units           $212,147.00             $0.00             $0.00             $0.00       $212,147.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase     $8,758,086.00             $0.00             $0.00             $0.00     $8,758,086.00

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________

    4      $1,756,108.73         1        $276,969.46         0              $0.00

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    0              $0.00         0              $0.00         0              $0.00

The Class Principal Balances of each Class of the Class CB1, CB2, CB3, CB4,
CB5, CB6 Certificates immediately after the principal and interest distribution on 12/25/2002 are as follows:

                Class       Class Principal Balance
                CB1               $13,875,465.34
                CB2                $5,203,301.49
                CB3                $3,468,865.35
                CB4                $1,734,434.16
                CB5                $1,734,433.17
                CB6                $1,734,434.78
                              __________________
                Total             $27,750,934.28
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of November 31, 2002):

SERIES:  2002-ms1               POOL NUMBER:  Group 3 = 1820

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------

Dollar Amount:       $145,471,804.99**        $2,033,078.19***        $1,756,108.73***
Number:                          439                      5                       4
% of Pool:                    100.00%                  1.40%                   1.21%
(Dollars)
% of Pool:                    100.00%                  1.14%                   0.91%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------

Dollar Amount:          $276,969.46***                $0.00***                $0.00***
Number:                           1                       0                       0
% of Pool:                    0.19%                    0.00%                   0.00%
(Dollars)
% of Pool:                    0.23%                    0.00%                   0.00%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------

Dollar Amount:                $0.00***
Number:                           0
% of Pool:                     0.00%
(Dollars)
% of Pool:                     0.00%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all December 01, 2002 scheduled payments and November 01, 2002 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
November 31, 2002.

Trading Factor, calculated as of distribution date : 0.16610000.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including December 01, 2002, and unscheduled prepayments in months prior to December ) can be calculated.